EXHIBIT 99.1

UNAUDITED PRO FORMA FINANCIAL INFORMATION

On September 10, 2025, TPI Composites, Inc. (“TPIC” or the “Company”) completed the sale and transfer of the Company’s ownership interests in two of the Company’s subsidiaries, TPI Kompozit Kanat Sanayi ve Ticaret Anonim Şirketi (“TPI Kompozit 1”) and TPI Kompozit Kanat 2 Üretim Sanayi ve Ticaret Limited Şirketi (“TPI Kompozit 2” and together, “TPI Türkiye”). The transaction involved the sale and transfer of the assets and operations of two wind blade manufacturing facilities and a field service inspection and repair business in Izmir, Türkiye on an “as-is” basis, including the assumption of the entire liability and debt position of TPI Türkiye (the “Transaction”). TPI Türkiye comprised the majority of the Company’s EMEA segment.

The following unaudited pro forma financial information of the Company, as of and for the six months ended June 30, 2025 and for the years ended December 31, 2024 and 2023, has been prepared for informational purposes only and does not purport to be indicative of what would have resulted had the sale and transfer occurred on the date indicated or what may result in the future. The unaudited pro forma consolidated balance sheet assumes the sale and transfer closed on June 30, 2025. The unaudited pro forma consolidated statements of operations for the six months ended June 30, 2025, and for the years ended December 31, 2024 and 2023, assumes the sale and transfer closed on January 1, 2023. The unaudited pro forma financial information of the Company reflects the removal of the assets and liabilities of TPI Türkiye and its results of operations, which contains a gain resulting from the Transaction. The pro forma gain resulting from the Transaction is preliminary. Therefore, the actual results may differ from the amounts reflected in the pro forma financial statements.

The unaudited pro forma condensed consolidated financial statements, prepared in accordance with Article 11 of Regulation S-X, are for informational purposes only and are not intended to be a complete presentation of the Company’s results of operations or financial position had the Transaction occurred as of and for the periods indicated, nor do they purport to project results of operations or financial position for any future period or as of any future date.

TPI COMPOSITES, INC. AND SUBSIDIARIES (DEBTOR-IN-POSSESSION)

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

June 30, 2025

(in thousands, except par value data)

	Historical				Pro Forma
	TPI Composites, Inc. (A)	TPI Türkiye (B)	Adjustments (C)		TPI Composites, Inc.
Assets
Current assets:
Cash and cash equivalents	$106,419	$21,773	$—		$84,646
Restricted cash	9,798	—			9,798
Accounts receivable	69,053	18,823			50,230
Contract assets	83,725	32,334			51,391
Prepaid expenses	17,800	4,287			13,513
Other current assets	38,704	6,350			32,354
Inventories	4,099	287			3,812
Assets held for sale	18,095	17,991			104
Current assets of discontinued operations	975	—			975
Total current assets	348,668	101,845	—		246,823
Property, plant and equipment, net	88,974	15,921			73,053
Operating lease right of use assets	112,728	21,228			91,500
Other noncurrent assets	41,339	2,468			38,871
Total assets	$591,709	$141,462	$—		$450,247

Liabilities and Stockholders’ Deficit
Current liabilities:
Accounts payable and accrued expenses	$267,185	59,132			$208,053
Accrued warranty	44,812	3,970			40,842
Current maturities of long-term debt	615,878	86,074	8,000	(C)(iv)	537,804
Current operating lease liabilities	27,347	8,216			19,131
Contract liabilities	25,077	3,192			21,885
Current liabilities of discontinued operations	713	—			713
Total current liabilities	981,012	160,584	8,000		828,428
Long-term debt, net of current maturities	—	—			—
Noncurrent operating lease liabilities	88,502	12,911			75,591
Other noncurrent liabilities	7,632	1,044			6,588
Total liabilities	1,077,146	174,539	8,000		910,607
Commitments and contingencies (Note 15)
Stockholders’ deficit:
Common shares, $0.01 par value, 100,000 shares authorized, 50,319 shares issued and 48,730 shares outstanding at June 30, 2025 and 100,000 shares authorized, 48,683 shares issued and 47,609 shares outstanding at December 31, 2024	503	—			503
Paid-in capital	439,756	27,023	27,023		439,756
Accumulated other comprehensive loss	(19,554)	(15,639)			(3,915)
Accumulated deficit	(893,595)	(44,461)	9,438	(C)(i)	(884,157)
			(44,461)	(C)(ii)(iii)
Treasury stock, at cost, 1,589 shares at June 30, 2025 and 1,074 shares at December 31, 2024	(12,547)	—			(12,547)
Total stockholders’ deficit	(485,437)	(33,077)	(8,000)		(460,360)
Total liabilities and stockholders’ deficit	$591,709	$141,462	$—		$450,247

See accompanying notes.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(A)	Represents the historical consolidated balance sheet of TPI Composites, Inc. as of June 30, 2025, as reported in its Quarterly Report on Form 10-Q, filed on August 11, 2025.
(B)	Represents the removal of the historical balance sheet of TPI Türkiye as of June 30, 2025.
(C)	Represents adjustments for TPI Composites, Inc.’s sale and transfer of TPI Türkiye as of June 30, 2025, which includes (i) an adjustment for the estimated non-cash gain on the sale of TPI Türkiye, (ii) an adjustment for the release of certain outstanding intercompany agreements between the Company and TPI Türkiye, (iii) an adjustment for certain TPI Türkiye historical warranty obligations that are excluded from the Transaction, and (iv) an adjustment for the intercompany loan receivable between TPI Kompozit 1 and the Company’s subsidiary TPI Composites India Private Limited, which is excluded from the Transaction.

TPI COMPOSITES, INC. AND SUBSIDIARIES (DEBTOR-IN-POSSESSION)

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the six months ended June 30, 2025

(in thousands, except par value data)

	Historical				Pro Forma
	TPI Composites, Inc. (A)	TPI Türkiye (B)		Adjustments (C)	TPI Composites, Inc.
Net sales	$612,402	$134,678	$		$477,724
Cost of sales	638,330	131,848			506,482
Startup and transition costs	17,032	—			17,032
Total cost of goods sold	655,362	131,848			523,514
Gross profit (loss)	(42,960)	2,830			(45,790)
General and administrative expenses	10,470	—			10,470
Loss on sale of assets and asset impairments	8,283	949			7,334
Restructuring charges, net	485	—			485
Income (loss) from continuing operations	(62,198)	1,881			(64,079)
Other income (expense):
Interest expense, net	(48,822)	(5,194)			(43,628)
Foreign currency (loss) income	(7,158)	(2,981)			(4,177)
Miscellaneous (expense) income	1,050	(1,011)			2,061
Total other expense	(54,930)	(9,186)			(45,744)
Loss from continuing operations before income taxes	(117,128)	(7,305)			(109,823)
Income tax benefit (provision)	262	311			(49)
Net loss from continuing operations	(116,866)	(6,994)			(109,872)
Net income from discontinued operations	326	—			326
Net loss attributable to common stockholders	$(116,540)	$(6,994)	$		$(109,546)

Weighted-average shares of common stock outstanding:
Basic	48,343				48,343
Diluted	48,343				48,343

Net loss from continuing operations per common share:
Basic	$(2.42)				$(2.27)
Diluted	$(2.42)				$(2.27)

Net income from discontinued operations per common share:
Basic	$0.01				$0.01
Diluted	$0.01				$0.01

Net loss per common share:
Basic	$(2.41)				$(2.26)
Diluted	$(2.41)				$(2.26)

See accompanying notes.

TPI COMPOSITES, INC. AND SUBSIDIARIES (DEBTOR-IN-POSSESSION)

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the year ended December 31, 2024

(in thousands, except par value data)

	Historical				Pro Forma
	TPI Composites, Inc. (A)	TPI Türkiye (B)		Adjustments (C)	TPI Composites, Inc.
Net sales	$1,331,131	$441,140	$		$889,991
Cost of sales	1,331,241	387,600			943,641
Startup and transition costs	52,889	11,153			41,736
Total cost of goods sold	1,384,130	398,753			985,377
Gross profit (loss)	(52,999)	42,387			(95,386)
General and administrative expenses	27,536	23			27,513
Loss on sale of assets and asset impairments	17,230	2,145			15,085
Restructuring charges, net	10,950	9,631			1,319
Income (loss) from continuing operations	(108,715)	30,588			(139,303)
Other income (expense):
Interest expense, net	(92,420)	(7,701)			(84,719)
Foreign currency (loss) income	(1,655)	(1,038)			(617)
Miscellaneous (expense) income	5,220	159			5,061
Total other expense	(88,855)	(8,580)			(80,275)
Income (loss) from continuing operations before income taxes	(197,570)	22,008			(219,578)
Income tax provision	(12,550)	(2,253)			(10,297)
Net income (loss) from continuing operations	(210,120)	19,755			(229,875)
Net loss from discontinued operations	(30,587)	—			(30,587)
Net income (loss) attributable to common stockholders	$(240,707)	$19,755	$		$(260,462)

Weighted-average shares of common stock outstanding:
Basic	47,462				47,462
Diluted	47,462				47,462

Net loss from continuing operations per common share:
Basic	$(4.43)				$(4.84)
Diluted	$(4.43)				$(4.84)

Net loss from discontinued operations per common share:
Basic	$(0.64)				$(0.64)
Diluted	$(0.64)				$(0.64)

Net loss per common share:
Basic	$(5.07)				$(5.48)
Diluted	$(5.07)				$(5.48)

See accompanying notes.

TPI COMPOSITES, INC. AND SUBSIDIARIES (DEBTOR-IN-POSSESSION)

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the year ended December 31, 2023

(in thousands, except par value data)

	Historical				Pro Forma
	TPI Composites, Inc. (A)	TPI Türkiye (B)		Adjustments (C)	TPI Composites, Inc.
Net sales	$1,432,408	$568,489	$		$863,919
Cost of sales	1,474,356	497,749			976,607
Startup and transition costs	21,757	—			21,757
Total cost of goods sold	1,496,113	497,749		—	998,364
Gross profit (loss)	(63,705)	70,740		—	(134,445)
General and administrative expenses	28,205	—			28,205
Loss on sale of assets and asset impairments	20,931	5,558			15,373
Restructuring charges, net	4,130	4,090			40
Gain on sale of business	—	—		(9,438)	(9,438)
Income (loss) from continuing operations	(116,971)	61,092		9,438	(168,625)
Other income (expense):
Interest expense, net	(12,101)	(5,575)			(6,526)
Foreign currency (loss) income	(5,122)	(4,829)			(293)
Miscellaneous (expense) income	1,892	136			1,756
Total other expense	(15,331)	(10,268)		—	(5,063)
Income (loss) from continuing operations before income taxes	(132,302)	50,824		9,438	(173,688)
Income tax provision	(19,664)	(5,244)			(14,420)
Net income (loss) from continuing operations	(151,966)	45,580		9,438	(188,108)
Preferred stock dividends and accretion	(58,453)	—			(58,453)
Gain on extinguishment of Series A Preferred Stock	82,620	—			82,620
Net income (loss) from continuing operations attributable to common stockholders	(127,799)	45,580		9,438	(163,941)
Net loss from discontinued operations	(49,813)	—			(49,813)
Net loss attributable to common stockholders	$(177,612)	$45,580		$9,438	$(213,754)

Weighted-average shares of common stock outstanding:
Basic	42,671				42,671
Diluted	42,671				42,671

Net loss from continuing operations per common share:
Basic	$(2.99)				$(3.84)
Diluted	$(2.99)				$(3.84)

Net loss from discontinued operations per common share:
Basic	$(1.17)				$(1.17)
Diluted	$(1.17)				$(1.17)

Net loss per common share:
Basic	$(4.16)				$(5.01)
Diluted	$(4.16)				$(5.01)

See accompanying notes.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(A)	Represents the historical consolidated statement of operations of TPI Composites, Inc. for the six months ended June 30, 2025, as reported in its Quarterly Report on Form 10-Q, filed on August 11, 2025, and the historical consolidated statement of operations of TPI Composites, Inc. for the years ended December 31, 2024 and 2023, as reported in its Annual Report on Form 10-K, filed on February 20, 2025.
(B)	Represents the removal of the historical statement of operations of TPI Türkiye for the six months ended June 30, 2025, and for the years ended December 31, 2024 and 2023.
(C)	Represents adjustments for TPI Composites, Inc.’s estimated non-cash gain on the sale and transfer of TPI Türkiye. The pro forma gain on the sale and transfer of TPI Türkiye is preliminary. The actual results may differ from the amounts reflected in the pro forma financial statements.